                                                                      EXHIBIT 24
                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 2000.


                                  /s/ Virginia L. Anderson
                                 ----------------------------------------------
                                 Virginia L. Anderson

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of March, 2000.


                                /s/ Frederick W. Buckman
                               ---------------------------------------------
                               Frederick W. Buckman

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of March, 2000.


                                /s/ John E. Chapoton
                               --------------------------------------------
                               John E. Chapoton

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of March, 2000.


                                /s/ Barry J. Galt
                               ---------------------------------------------
                               Barry J. Galt

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of March, 2000.


                                /s/ Richard Geary
                               -------------------------------------------
                               Richard Geary

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of March, 2000.


                                /s/  Peter T. Johnson
                               -----------------------------------------------
                              Peter T. Johnson

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6 day of March, 2000.


                                /s/ Peter O. Kohler
                               -----------------------------------------------
                              Peter O. Kohler M.D.

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2000.


                                /s/ Jerome J. Meyer
                               -------------------------------------------
                               Jerome J. Meyer

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2000.


                                /s/ Ralph R. Peterson
                               ------------------------------------------
                               Ralph R. Peterson

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1 day of March, 2000.


                                /s/  E. Kay Stepp
                               ----------------------------------------------
                               E. Kay Stepp

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1 day of March, 2000.


                                /s/ William Swindells
                               -----------------------------------------
                               William Swindells

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2000.


                                 /s/ Mike Thorne
                                --------------------------------------
                                Mike Thorne

                               POWER OF ATTORNEY


     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of March, 2000.


                                /s/ Franklin E. Ulf
                               ------------------------------------------
                               Franklin E. Ulf

                               POWER OF ATTORNEY

     The undersigned, a director and/or officer of StanCorp Financial Group, Inc., an Oregon corporation (the "Company"), hereby constitutes and appoints Ronald E. Timpe, Eric E. Parsons and Dwight L. Cramer, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in the name of the undersigned as a director or officer of the Company the Annual Report on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorneys and agents and each of them shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25/th/ day of February, 2000.



                                /s/ Benjamin R. Whiteley
                               ---------------------------------------------
                               Benjamin R. Whiteley